SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549
                        ----------------------------------
                                     FORM 8-K

                                  CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                   June 27, 1997

                                ROYAL OAK MINES INC.
               ----------------------------------------------------
              (Exact name of registrant as specified in its charter)

                          Commission File Number 1-4350

ONTARIO, CANADA                               98-0160821
-------------------------------               -------------------------------
(State or other jurisdiction of               (I.R.S. Employer Identification
incorporation or organization)                No.)

c/o Royal Oak Mines (USA) Inc.
5501 Lakeview Drive
Kirkland,  Washington
U.S.A.                                        98033
----------------------------------------      -----------------
(Address of principal executive offices)      (Postal/Zip Code)

(425) 822-8992
----------------------------------------
Registrant's telephone number, including area code












Item 5.   Other Events

     On June 27, 1997, the Registrant issued the following press release:

[Royal Oak Mines Inc. Press Release Letterhead]









                     FOR IMMEDIATE RELEASE FROM KIRKLAND

                               June 27, 1997





                Royal Oak Enjoins Tsay Keh Dene Road Blockade


Royal Oak Mines Inc. (TSE and AMEX: RYO) today obtained an injunction against a roadblock set up by the Tsay Keh Dene Band on the Finlay Forest Road for the purpose of stopping haulage to the construction site of Royal Oak Mines' Kemess South mine site in north-central B.C.

Contrary to Band allegations in its press release of significant environmental dangers associated with the Kemess Mine, the project has been independently assessed over a four year period by both the federal and provincial governments. Royal Oak received the Project Approval Certificate from the provincial government in April, 1996. Federal approval of the project was received in November, 1996. Royal Oak's compliance with environmental regulations is among the best in the mining industry. In 1994, its Hope Brook operation in Newfoundland won a prestigious award for its outstanding environmental record.

The Band has previously tried to stop the Kemess project from proceeding. Their request for injunctive relief was denied by two judges of the Supreme Court of British Columbia. Today's order requires the Band to stop and desist from blocking the Finlay Forest Road.

Royal Oak remains willing to meet with the Band, having cancelled the June 25 meeting due to the absence of a corporate officer that the Band had expressly sought to have in attendance. Without prejudice to its position in the outstanding proceedings, the Company has suggested an alternative date and continues to await a reply from the Band.




For further information contact:             or in Europe contact:

Mr. J. Graham Eacott                         Mr. David Williamson
Vice President, Investor Relations           David Williamson Associates Limited
Royal Oak Mines                              International Investor Relations
5501 Lakeview Drive                          78 Old Broad Street, 2nd Floor
Kirkland, WA 98033                           London, England  EC2M 1QP

Telephone:     (425) 822-8992                Telephone:     011-44-171-628-3989
Facsimile:     (425) 822-3552                Facsimile:     011-44-171-920-0563








SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       ROYAL OAK MINES INC.


Date: June 27, 1997                    By: /s/ James H. Wood
                                           -----------------------
                                           James H. Wood
                                           Chief Financial Officer